Sub-Item 77 O

Transactions effected pursuant to Rule 10f-3

PNC FUNDS: PNC Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: XEROX
Trade Date: 12/01/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Citigroup Global Markets
Amount Purchased: $5,784,684
Purchase Price: $997.25
% of Issue:    0.28%

PNC FUNDS: PNC High Yield Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Hanes brands
Trade Date: 12/03/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  JP Morgan Chase
Amount Purchased:  $250,000
Purchase Price: $986.86
% of Issue:   0.05   %


PNC FUNDS: PNC Total Return Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Pepsi Co.
Trade Date: 01/11/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Morgan Stanley
Amount Purchased: $120,000
Purchase Price: $998.27
% of Issue:     0.01%

PNC FUNDS: PNC Total Return Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Pepsi Co.
Trade Date: 01/11/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $505,000
Purchase Price: $989.30
% of Issue:     0.05%


PNC FUNDS: PNC Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Pepsi Co.
Trade Date: 01/11/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $505,000
Purchase Price: $989.30
% of Issue:     0.05%

PNC FUNDS: PNC Balanced Allocation Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Pepsi Co.
Trade Date: 01/11/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $505,000
Purchase Price: $989.30
% of Issue:     0.05%

PNC FUNDS: PNC Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Masco Corp
Trade Date: 03/05/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Citigroup
Amount Purchased: $1,000,000
Purchase Price: $999.98
% of Issue:     0.20%


PNC FUNDS: PNC High Yield Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Mylan Pharmaceuticals
Trade Date: 05/12/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Goldman Sachs
Amount Purchased:  $500,000
Purchase Price: 999.70
% of Issue:   0.07 %

PNC FUNDS: PNC Total Return Advantage

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2009 through May 30, 2010 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Mylan Pharmaceuticals
Trade Date: 05/12/10
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Goldman Sachs
Amount Purchased:  $500,000
Purchase Price: 999.70
% of Issue:   0.07 %